                     AMENDMENT TO LEASE DATED OCTOBER 1, 1983

     This Amendment is to be attached, and will constitute an extension of the Lease dated October 1, 1983, by and between West Acres Office Park (hereafter referred to as "WAOP") as Landlord, and Great Plains Software O.C., Inc. (hereafter referred to as GPS) as Tenant, covering the continuing leasing of office space in the WAOP building.

                                   TOTAL SQUARE     COST PER        MONTHLY
AREA DESCRIPTION                      FEET         SQUARE FOOT       RENTAL
----------------                      ----         -----------       ------
BASEMENT:
1. NW Corner                            741          $8.53             527
2. Northwest (foss small repro)         520          $8.53             370
3. West Conf. Room                      300          $8.53             213
4. Northeast                          1,275          $8.53             906
5. Southwest Corner                   1,276          $8.53             907
6. South Middle                         280          $8.53             199

MAIN:
7. North                              5,355         $13.97           6,234
8. Southwest Corner                   3,912         $13.97           4,554

TOP:
9. North                              5,354         $13.97           6,233
10. South                             7,825         $13.97           9,110
                                      -----         ------           -----
                    TOTALS           26,838      Total Sq. Feet    $29,253
                                     ------                        -------

PARKING:
1. Garage (four paid at $45, five free)                               $180
2. Outside plug-ins (six paid at $7.50, three free)                     45

                            TOTAL MONTHLY RENTAL                   $29,478

ADDITIONALLY, WAOP AND GPS HAVE AGREED TO THE FOLLOWING:

A. This Amendment shall be effective July 1, 1998 and continue through June 30, 2003.

B. The rent listed above shall be effective July 1, 1998 and remain fixed through June 30, 2002. Thereafter, the rent shall be adjusted as of July 1, 2002 by the change in the Midwest Consumer Price Index from March 31, 2001 vs. March 31, 2002, not to exceed 3%.

C. WAOP shall perform the following maintenance as soon as is practicable, and no later than March 1, 1999:
            i.   Replace the bathroom flooring

D. WAOP will install an external shut-off valve as soon as is practicable, and no later than May 1, 1999.

E. WAOP will continue to work on exterior building water leaks, with a problem correction by October 1, 1998, if possible, and no later than June 1, 1999.

F. WAOP shall seek improvements in daytime maintenance as outlined in the GPS letter of July 20, 1998, attached hereto.

G. Between January 1 and May 31, 2002, GPS may give notice of early termination by providing WAOP a six month notice of termination AND a lump sum prepayment of four months rent beyond occupancy. After June 1, 2002, GPS may give notice of early termination by providing WAOP a four month notice of termination AND a lump sum payment of three months rent beyond occupancy.

H. At any time during the term of this lease extension, GPS shall have the right to sublease any and all space to a related entity or to a Partner/Developer, doing business with GPS. GPS shall also have the right to sublease any or all space to any business entity, with the consent of WAOP, and such consent shall not be unreasonably withheld.

Dated this   21    day of  December  , 1998.
           -------        -----------

WEST ACRES OFFICE PARK              GREAT PLAINS SOFTWARE O.C., INC.



By:   /s/ Dennis L. Fuhrman           By:   /s/ Jodi Uecker-Rust
    ------------------------              ---------------------------
          (as Landlord)                    (as Tenant)
      DENNIS L. FUHRMAN,                  JODI UECKER-RUST,
         GENERAL PARTNER                    EXECUTIVE VICE PRESIDENT


WITNESS:                            WITNESS:

/s/ Donna Hertges                     /s/ Doug R. Herman
-----------------------------       -------------------------------------
    Donna Hertges                         Doug R. Herman